UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

Schedule 14A

________________

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240. 14a-12

SENIOR CONNECT ACQUISITION CORP. I
(Name of Registrant as Specified in its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED OCTOBER 21, 2022

SENIOR CONNECT ACQUISITION CORP. I
7114 East Stetson Drive, Suite 400
Scottsdale, AZ 85251

NOTICE OF SPECIAL MEETING

TO BE HELD ON [___], 2022

Dear Stockholder of Senior Connect Acquisition Corp. I:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Senior Connect Acquisition Corp. I (the “Company”, “we”, “us” or “our”), to be held on [___], [___], 2022 at [___] a.m., Eastern time. The special meeting will be held virtually, at [_____]. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.      Proposal No. 1 — The Extension Proposal — to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must either (i) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial Business Combination, or (ii) cease its operations, except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), included as part of the units sold in the Company’s initial public offering that was consummated on December 15, 2020 (the “IPO”), from December 15, 2022 (the date that is 24 months from the closing date of the Company’s initial public offering) to December 15, 2023 (the date that is 36 months from the closing date of the Company’s initial public offering) (the “Extension”, such date, the “Extended Date”, and such proposal, the “Extension Proposal”);

2.      Proposal No. 2 — The Adjournment Proposal — to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Proposal; and

3.      to transact such other business as may properly come before the special meeting or any adjournments or postponements thereof.

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully. Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, the special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting [___]. Please see “Questions and Answers about the Special Meeting-When and where is the special meeting?” for more information.

The purpose of the Extension Proposal is to allow the Company more time to complete an initial business combination (the “Business Combination”). The Charter provides that the Company has until December 15, 2022 to complete an initial Business Combination. While the Company is currently evaluating several Business Combination opportunities, the board of directors of the Company (the “Board”) has determined that there may not be sufficient time before December 15, 2022 to consummate a Business Combination. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial Business Combination to the Extended Date.

In connection with the Extension, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding shares of Common Stock included as part of the units sold in the IPO (the “Offering Shares”), regardless of how such public stockholders vote on the Extension Proposal or if they vote at all. If the Extension is approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem their Offering Shares upon consummation of our initial Business Combination if and when it is submitted to a vote of our stockholders, subject to any limitations set forth in the Charter, as amended. In addition, public stockholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial Business Combination by the Extended Date.

Based upon the amount held in the Trust Account as of June 30, 2022, which was $414,605,574, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.01 at the time of the special meeting. The closing price of the Class A Common Stock on [___], 2022, was $[___]. The Company cannot assure stockholders that they will be able to sell their Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Pursuant to the Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern time, on [___], 2022 (two business days prior to the vote at the special meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Company, a New York limited purpose trust company (“Continental”), the Company’s transfer agent, that the Company redeem your public shares for cash and (b) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

If the Extension Proposal is not approved and we do not consummate an initial Business Combination by December 15, 2022, the Charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Offering Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by December 15, 2022 or, if the Extension Proposal is approved, the Extension Date.

Approval of the Extension Proposal requires the affirmative vote of the holders of a majority of at least 65% of all then outstanding Class A Common Stock and Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the special meeting.

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the Common Stock, who, being present and entitled to vote at the special meeting, vote at the special meeting.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The Board has fixed the close of business on November 7, 2022, as the record date for the special meeting (the “Record Date”). Only stockholders of record on November 7, 2022, are entitled to notice of and to vote at the special meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial Business Combination if and when such transaction is submitted to stockholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial Business Combination is approved and completed or the Company has not consummated an initial Business Combination by the Extended Date. If an initial Business Combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its public shares.

All of our stockholders are cordially invited to attend the special meeting virtually, at [_____]. To ensure your representation at the special meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the special meeting.

A stockholder’s failure to vote in person or by proxy will not be counted towards the number of shares of Common Stock required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the special meeting.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Special Meeting for a more complete statement of matters to be considered at the special meeting.

If you have any questions or need assistance voting your Common Stock, please contact Morrow Sodali LLC (“Morrow”), our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing SNRH.info@investor.morrowsodali.com.

On behalf of the Board, we would like to thank you for your support of Senior Connect Acquisition Corp. I.

[___], 2022

By Order of the Board,

Richard T. Burke Chief Executive Officer and Chairman of the Board of Directors

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU HOLD OFFERING SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (II) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (III) TENDER OR DELIVER YOUR CLASS A COMMON STOCK (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated [___], 2022
and is first being mailed to our stockholders with the form of proxy on or about [___], 2022.

IMPORTANT

Whether or not you expect to attend the special meeting, you are respectfully requested by the Board of Directors of the Company to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the special meeting.

Senior Connect Acquisition Corp. I
7114 East Stetson Drive, Suite 400
Scottsdale, AZ 85251

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD [___], 2022

The special meeting of stockholders (the “special meeting”) of Senior Connect Acquisition Corp. I (the “Company”, “we”, “us” or “our”), will be held on [___], [___], 2022 at [___] a.m., Eastern time. The special meeting will be held virtually, at [____].

At the special meeting, the stockholders will consider and vote upon the following proposals.

1.      Proposal No. 1 — The Extension Proposal — to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must either (i) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial Business Combination, or (ii) cease its operations, except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), included as part of the units sold in the Company’s initial public offering that was consummated on December 15, 2020 (the “IPO”), from December 15, 2022 (the date that is 24 months from the closing date of the Company’s initial public offering) to December 15, 2023 (the date that is 36 months from the closing date of the Company’s initial public offering) (the “Extension”, such date, the “Extended Date”, and such proposal, the “Extension Proposal”);

2.      Proposal No. 2 — The Adjournment Proposal — to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Proposal; and

3.      to transact such other business as may properly come before the special meeting or any adjournments or postponements thereof.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, is required to approve the Extension.

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the Common Stock, who, being present and entitled to vote at the special meeting, vote at the special meeting.

In connection with the Extension, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding Offering Shares, regardless of how such public stockholders vote on the Extension Proposal, or if they vote at all. If the Extension is approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem their Offering Shares upon consummation of our initial Business Combination if and when it is submitted to a vote of our stockholders, subject to any limitations set forth in the Charter, as amended. In addition, public stockholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial Business Combination by the Extended Date.

Pursuant to the Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern time, on [___], 2022 (two business days prior to the vote at the special meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Company, a New York limited purpose trust company (“Continental”), the Company’s transfer agent, that the Company redeem your public shares for cash and (b) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

If the Extension Proposal is not approved and we do not consummate an initial Business Combination by December 15, 2022, the Charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Offering Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by December 15, 2022 or, if the Extension Proposal is approved, the Extension Date.

The Company’s sponsor is Health Connect Acquisitions Holdings LLC, a Delaware limited liability company (the “Sponsor”). The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Common Stock held by it or them, as applicable, if the Company fails to complete an initial Business Combination.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the assets in the Trust Account, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the Company within the subsequent ten years following our dissolution. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Based upon the amount held in the Trust Account as of June 30, 2022, which was $414,605,574, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.01 at the time of the special meeting. The closing price of the Class A Common Stock on [___], 2022, was $[___]. The Company cannot assure stockholders that they will be able to sell their Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Proposal is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding Offering Shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The funds remaining in the Trust Account after the removal of such Withdrawal Amount shall be available for use by the Company to complete an initial Business Combination on or before the Extended Date. Holders of public shares who do not redeem their Offering Shares now will retain their redemption rights and their ability to vote on an initial Business Combination through the Extended Date if the Extension Proposal is approved.

The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the approximately $414,605,574 that was in the Trust Account as of June 30, 2022. In such event, the Company may need to obtain additional funds to complete its initial Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Only stockholders of record of the Company as of the close of business on November 7, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote. On the Record Date, there were 51,750,000 shares of Common Stock issued and outstanding, including (i) 41,400,000 shares of Class A Common Stock and (ii) 10,350,000 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.

YOUR VOTE IS IMPORTANT. Proxy voting permits stockholders unable to attend the special meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the special meeting by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card before the special meeting date to ensure that your shares will be represented at the special meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your Common Stock, please contact Morrow Sodali LLC (“Morrow”), our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing SNRH.info@investor.morrowsodali.com.

i

SENIOR CONNECT ACQUISITION CORP. I
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
To Be Held at [___] a.m., Eastern time, on [___], [___], 2022

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the special meeting of stockholders of Senior Connect Acquisition Corp. I (the “Company”, “we”, “us” or “our”), and any postponements, adjournments or continuations thereof (the “special meeting”). The special meeting will be held on [___], [___], 2022 at [___] a.m., Eastern time. The special meeting will be held virtually, at [_____].

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in our other SEC filings.

Forward-looking statements are based on the opinions and estimates of management of the Company as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to:

•        our being a company with no operating history and no operating revenues;

•        our ability to extend the date by which we must complete an initial Business Combination to the Extended Date;

•        the amount of redemptions by our public stockholders in connection with the Extension or the initial Business Combination;

•        our ability to select an appropriate target business or businesses;

•        our ability to complete our initial Business Combination;

•        our expectations around the performance of a prospective target business or businesses;

•        our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial Business Combination;

•        our directors and officers allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial Business Combination, including with respect to Health Connect Acquisitions Holdings LLC;

•        the ability of our directors and officers to generate a number of potential Business Combination opportunities;

•        our potential ability to obtain additional financing to complete our initial Business Combination;

•        our pool of prospective target businesses and the technology industries;

•        our ability to consummate an initial Business Combination due to the uncertainty resulting from the COVID-19 pandemic and other events (such as terrorist attacks, natural disasters, global hostilities or a significant outbreak of other infectious diseases);

•        our public shares’ potential liquidity and trading;

•        the lack of a market for our public shares;

•        the use of proceeds not held in the Trust Account (as defined below) or available to us from interest income on the Trust Account balance;

•        the Trust Account not being subject to claims of third parties;

•        our financial performance; and

•        our compliance with all laws, rules, regulations, and requirements that affect our business, including those related to us being a large accelerated filer and our obligations under the Sarbanes-Oxley Act of 2002.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including, but not limited to, our Annual Report including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR
SPECIAL MEETING OF STOCKHOLDERS

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting to be held virtually on [___], 2022, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

The Company is a blank check company incorporated in Delaware on August 27, 2020. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company is an emerging growth company and, as such, the Company is subject to all of the risks associated with emerging growth companies.

On December 15, 2020, the Company consummated its IPO of its units, with each unit consisting of one share of Class A Common Stock and one-half of one redeemable warrant to purchase one share of Class A Common Stock, which included the full exercise by the underwriters of their over-allotment option in the amount of 5,400,000 units. Simultaneously with the closing of the IPO, the Company completed the private sale of 10,280,000 private placement warrants at a purchase price of $1.00 per private placement warrant to the Sponsor, generating gross proceeds to us of $10,280,000. Following the closing of the IPO, a total of $414,000,000 ($10.00 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was placed in the Trust Account, with Continental acting as trustee. Our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Class A Common Stock if we do not complete our initial Business Combination by December 15, 2022.

The purpose of the Extension Proposal is to allow the Company more time to complete an initial Business Combination. While the Company is currently evaluating several Business Combination opportunities, the Board has determined that there may not be sufficient time before December 15, 2022 to consummate a Business Combination. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial Business Combination to the Extended Date.

What is being voted on?

You are being asked to vote on the following proposals:

(a) Proposal No. 1 — The Extension Proposal — to amend the Company’s Charter pursuant to an amendment to the Charter in the form set forth in Annex A of this proxy statement to extend the date by which the Company must either (i) consummate an initial Business Combination or (ii) cease its operations, except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the Class A Common Stock included as part of the units sold in the Company’s IPO, from December 15, 2022 to the Extended Date; and

(b) Proposal No. 2 — The Adjournment Proposal — to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

If the Extension Proposal is approved, we plan to hold a special meeting of the Company’s stockholders prior to the Extended Date in order to seek stockholder approval of the Business Combination and related proposals.

You are not being asked to vote on an initial Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial Business Combination if and when such transaction is submitted to stockholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial Business Combination is approved and completed or the Company has not consummated an initial Business Combination by the Extended Date. If an initial Business Combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its public shares.

When and where is the special meeting?

The special meeting will be held at [__] a.m. Eastern time, on [____], 2022, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the special meeting by visiting [______] and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the special meeting telephonically by dialing [____] (toll-free within the United States and Canada) or [____] (outside of the United States and Canada, standard rates apply). The pin number for telephone access is [___], but please note that you will not be able to vote or ask questions if you choose to participate telephonically. In light of public health concerns regarding the COVID-19 pandemic, the special meeting will be held in virtual meeting format only. You will not be able to attend the special meeting physically.

How do I attend the virtual special meeting, and will I be able to ask questions?

If you are a registered stockholder, you received a proxy card from the Company’s transfer agent, Continental Stock Transfer & Trust Company (“transfer agent”). The form contains instructions on how to attend the virtual annual meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the transfer agent at the phone number or e-mail address below. The transfer agent support contact information is as follows: (917) 262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting [____], 2022 at [____] a.m. Eastern time. Enter the following URL address into your browser: [____], enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the special meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the special meeting.

Beneficial holders, who own their investments through a bank or broker, will need to contact the transfer agent to receive a control number. If you plan to vote at the special meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a guest control number with proof of ownership. Either way you must contact the transfer agent for specific instructions on how to receive the control number. We can be contacted at the number or email address above. Please allow up to 72 hours prior to the special meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the special meeting by dialing [____], within the U.S. and Canada, or [____] (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number [____]. This is listen only, you will not be able to vote or enter questions during the special meeting.

Why should I vote to approve the Extension?

Our Board believes stockholders will benefit from the Company consummating an initial Business Combination and is proposing the Extension to extend the date by which the Company has to complete an initial Business Combination until the Extended Date. The Extension is expected to give the Company the opportunity to complete its initial Business Combination.

If the Extension Proposal is not approved and we do not consummate an initial Business Combination by December 15, 2022, the Charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Offering Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any);

and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by December 15, 2022 or, if the Extension Proposal is approved, the Extension Date.

We believe that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial Business Combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial Business Combination, and our belief that a Business Combination is in the best interest of the Company and our stockholders, the Extension is warranted. The sole purpose of the Extension Proposal is to provide the Company with additional time to complete an initial Business Combination, which the Board believes is in the best interests of the Company and our stockholders.

In connection with the Extension, public stockholders may elect to redeem their Offering Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding Offering Shares, regardless of how such public stockholders vote on the Extension Proposal, or if they vote at all. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal, as provided in the Charter.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public stockholders and the Company is not proposing, and will not propose, to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their Offering Shares, such holders shall retain redemption rights in connection with an initial Business Combination. Assuming the Extension is approved, the Company will have until the Extended Date to complete its initial Business Combination.

Our Board recommends that you vote in favor of the Extension Proposal, but expresses no opinion as to whether you should redeem your public shares.

When would the Board abandon the Extension Proposal?

Our Board will abandon the Extension if our stockholders do not approve the Extension Proposal. Additionally, we are not permitted to redeem our Class A Common Stock in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our Class A Common Stock in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

How do the Company insiders intend to vote their shares?

The Sponsor, the Company’s directors, officers and initial stockholders and their permitted transferees (collectively, the “Initial Stockholders”) collectively have the right to vote 20% of the Company’s issued and outstanding Common Stock, and are expected to vote all of their shares in favor of each proposal to be voted upon by our stockholders at the special meeting.

The Sponsor or the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase Class A Common Stock in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the Common Stock in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the Common Stock so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. None of the funds held in the Trust Account will be used to purchase public shares or warrants in such transactions. Any Class A Common Stock held by or subsequently purchased by our affiliates may be voted in favor of the proposals. Additionally, at any time at or prior to the special meeting, subject to applicable securities laws (including with respect to material non-public information) the Sponsor or the Company’s directors, officers or advisors, or any of their respective affiliates, may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the proposals or not redeem their Offering Shares. The Sponsor or the Company’s directors, officers or advisors or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

What vote is required to approve the Extension Proposal?

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, is required to approve the Extension. .

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the Common Stock, who, being present and entitled to vote at the special meeting, vote at the special meeting.

What if I want to vote against or do not want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you should vote against such proposals. A stockholder’s failure to vote by proxy or to vote in person or online at the special meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the special meeting.

Will you seek any further extensions to liquidate the Trust Account?

Other than the Extension until the Extended Date, as described in this proxy statement, we do not anticipate seeking any further extension to consummate an initial Business Combination.

How are the funds in the Trust Account currently being held?

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in Business Combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since the Company’s initial public offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), the Company will, prior to the date of the special meeting, instruct Continental to hold all funds in the Trust Account in cash until the earlier of consummation of the Business Combination and liquidation of the Company.

What happens if the Extension Proposal is not approved?

If the Extension Proposal is not approved and we do not consummate an initial Business Combination by December 15, 2022, the Charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Offering Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by December 15, 2022 or, if the Extension Proposal is approved, the Extension Date.

The Sponsor or the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Common Stock held by it or them, as applicable, if the Company fails to complete an initial Business Combination by December 15, 2022, or, if the Extension Proposal is approved, the Extension Date. The Company will pay the costs of liquidation from $100,000 of interest from the Trust Account and its remaining assets outside of the Trust Account.

If the Extension Proposal is approved, what happens next?

The Company is continuing its efforts to complete an initial Business Combination. The Company is seeking approval of the Extension because the Company may not be able to complete an initial Business Combination prior to December 15, 2022. If the Extension Proposal is approved, the Company expects to continue evaluating Business Combination opportunities in pursuit of entering into a Business Combination Agreement and seeking stockholder approval of a Business Combination. If stockholders approve such Business Combination, the Company expects to consummate the Business Combination as soon as possible following stockholder approval and satisfaction of the other conditions to the consummation of the Business Combination.

Upon approval of the Extension Proposal by the required number of votes, the amendment to the Charter in the form attached as Annex A hereto will be effective. The Company will remain a reporting company under the Exchange Act, and its units, Class A Common Stock and public warrants will remain publicly traded.

If the Extension Proposal is approved, any removal of any Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Common Stock held by the Sponsor through the Class B Common Stock. We will not proceed with the Extension if redemptions of Class A Common Stock cause us to have less than $5,000,001 of net tangible assets following approval of the Extension, as provided in the Charter.

If the Extension is approved, the Sponsor will continue to be entitled to receive payments from the Company of $10,000 per month for office space, secretarial and administrative services until the earlier of the Company’s consummation of an initial Business Combination and the Company’s liquidation pursuant to the Administrative Services Agreement dated as of December 10, 2020, by and between the Company and the Sponsor (the “Administrative Services Agreement”), but the Sponsor has waived its right to receive such payments.

Where will I be able to find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the special meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the special meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial Business Combination?

Yes. Assuming you are a stockholder as of the record date for voting on a proposed initial Business Combination, you will be able to vote on a proposed initial Business Combination. If you disagree with an initial Business Combination, you will retain your right to redeem your Class A Common Stock upon consummation of such initial Business Combination, subject to any limitations set forth in our Charter.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later-dated, signed proxy card to the Company’s Secretary at 7114 East Stetson Drive, Suite 400, Scottsdale, AZ 85251, so that it is received by the Company’s Secretary prior to the vote at the special meeting (which is scheduled to take place on [___], 2022). Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary prior to the vote at the special meeting, or by attending the special meeting, revoking their proxy and voting in person (including by virtual means). Attendance at the special meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A stockholder’s failure to vote by proxy or to vote in person or virtually at the special meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, will have no effect on the proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the special meeting.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the special meeting.

What is a quorum?

A quorum is the minimum number of shares required to be present at the special meeting for the special meeting to be properly held under our Charter and Delaware law. The presence, in person, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the special meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of establishing a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the special meeting.

Who can vote at the special meeting?

Holders of Common Stock as of the close of business on November 7, 2022, the Record Date, are entitled to vote at the special meeting. On the Record Date, there were 51,750,000 shares of Common Stock issued and outstanding, including (i) 41,400,000 shares of Class A Common Stock and (ii) 10,350,000 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.

In deciding all matters at the special meeting, each stockholder will be entitled to one vote for each share held by them on the Record Date. Holders of Class A Common Stock and holders of Class B Common Stock will vote together as a single class on all matters submitted to a vote of our stockholders except as required by law. The Initial Stockholders collectively own all of our issued and outstanding Class B Common Stock, constituting 20% of our issued and outstanding Common Stock.

Registered Stockholders.    If our shares are registered directly in your name with our transfer agent, Continental, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the special meeting.

“Street Name” Stockholders.    If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the stockholder of record, you may not vote your Common Stock at the special meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the proposals.

What interests do the Company’s directors and officers have in the approval of the proposals?

The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of Class B Common Stock, private placement warrants that may become exercisable in the future, any loans by them to the Company that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers” for more information.

Are there any appraisal or similar rights for dissenting stockholders?

The Company’s stockholders do not have appraisal rights under the DGCL or the Charter in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the special meeting.

What happens to the Company’s warrants if the Extension Proposal is not approved?

If the Extension Proposal is not approved and we do not consummate an initial Business Combination by December 15, 2022, the Charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Offering Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by December 15, 2022 or, if the Extension Proposal is approved, the Extension Date.

What happens to the Company’s warrants if the Extension Proposal is approved?

If the Extension is approved, the Company expects to continue to attempt to consummate an initial Business Combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I vote?

If you are a holder of record of Common Stock on November 7, 2022, the Record Date for the special meeting, you may vote in person or by virtual attendance at the special meeting or by submitting a proxy for the special meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares or, if you wish to attend the special meeting and vote in person, obtain a valid proxy from your broker, bank or other nominee. If you hold your shares in “street name” and wish to vote online by virtually attending the special meeting, you must email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. If you email a valid legal proxy, you will be issued a 12-digit meeting control number that will allow you to register to attend and participate in the special meeting. If you wish to attend the special meeting virtually you should contact Continental no later than [___], 2022, to obtain this information. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

How do I redeem my Common Stock?

Pursuant to the Charter, a public stockholder may request that the Company redeem all or a portion of such stockholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i) (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii) prior to 5:00 p.m., Eastern time, on [___], 2022 (two business days prior to the vote at the special meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Company, a New York limited purpose trust company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, their own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the special meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow to assist in the solicitation of proxies for the special meeting. We have agreed to pay Morrow a fee of $30,000, plus disbursements, and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Class A Common Stock and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the special meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

Senior Connect Acquisition Corp. I
7114 East Stetson Drive, Suite 400
Scottsdale, AZ 85251
Telephone: (480) 948-8200

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: SNRH.info@investor.morrowsodali.com

You may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC, at the address below prior to 5:00 p.m., Eastern time, on [___], 2022 (two business days prior to the vote at the special meeting or any adjournment thereof). If you have questions regarding the certification of your position or tender or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
E-mail: mzimkind@continentalstock.com

THE SPECIAL MEETING OF STOCKHOLDERS

Date, Time, Place and Purpose of the Special Meeting

The special meeting will be held at [__] a.m. Eastern time, on [___], 2022. The special meeting will be held virtually, at [____]. At the special meeting, the stockholders will consider and vote upon the following proposals.

At the special meeting, you will be asked to consider and vote upon proposals to:

1.      Proposal No. 1 — The Extension Proposal — to amend the Company’s Charter pursuant to an amendment to the Charter in the form set forth in Annex A of this proxy statement to extend the date by which the Company must either (i) consummate an initial Business Combination or (ii) cease its operations, except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the Class A Common Stock included as part of the units sold in the Company’s IPO, from December 15, 2022 to the Extended Date; and

2.      Proposal No. 2 — The Adjournment Proposal — to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Proposal; and

3.      any other business as may properly come before the special meeting or any adjournments or postponements thereof.

Voting Power; Record Date

Only stockholders of record of the Company as of the close of business on November 7, 2022, are entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 51,750,000 shares of Common Stock issued and outstanding, including (i) 41,400,000 shares of Class A Common Stock and (ii) 10,350,000 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Stockholders

A quorum is the minimum number of shares required to be present at the special meeting for the special meeting to be properly held under our Charter and Delaware law. The presence, in person, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the special meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of establishing a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the special meeting.

Votes Required

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, is required to approve the Extension.

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the Common Stock, who, being present and entitled to vote at the special meeting, vote at the special meeting.

If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the Extension Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If you do not want the Extension Proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Voting

You can vote your shares at the special meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the special meeting is called voting “by proxy.”

Stockholders of Record

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the special meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate each of Richard T. Burke, Isaac Applbaum, Ryan Burke, Steven Schwartz or the Chairperson of the special meeting to act as your proxy at the special meeting. One of the aforementioned individuals will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the special meeting.

Alternatively, you can vote your shares online by virtually attending the special meeting.

Beneficial Owners

If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

If you wish to attend and vote your shares at the special meeting virtually, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. Beneficial owners who email a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the special meeting. Beneficial owners who wish to attend the special meeting virtually should contact Continental no later than [___], 2022, to obtain this information.

If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the special meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. We believe each of the proposals constitutes a “non-discretionary” matter.

Proxies

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or against each proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will have no effect on either of the proposals described herein and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the special meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at (800) 662-5200 or by sending a letter to 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, or by emailing SNRH.info@investor.morrowsodali.com.

Revocability of Proxies

Stockholders may send a later-dated, signed proxy card to the Company’s Secretary at 7114 East Stetson Drive, Suite 400, Scottsdale, AZ 85251, so that it is received by the Company’s Secretary prior to the vote at the special meeting (which is scheduled to take place on [___], 2022). Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary prior to the vote at the special meeting or by attending the special meeting, revoking their proxy and voting in person (including by virtual means). Attendance at the special meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Special Meeting

The special meeting will be held in person or by proxy at [___] a.m., Eastern time, on [___], 2022. The special meeting will be held virtually, at [_____]. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the special meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

Our Board is soliciting proxies for use at the special meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow to assist in the solicitation of proxies for the special meeting. We have agreed to pay Morrow a fee of $30,000, plus disbursements, and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Class A Common Stock and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You may contact Morrow at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: SNRH.info@investor.morrowsodali.com

If any additional solicitation of the holders of our outstanding Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the special meeting.

Other Business

The Board does not know of any other matters to be presented at the special meeting. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters that may properly come before the special meeting. If any additional matters are properly presented at the special meeting, or at any adjournments or postponements of the special meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with the recommendations of our Board with respect to any such matters. We expect that the Class A Common Stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board with respect to any such matters.

Principal Executive Offices

Our principal executive offices are located at 7114 East Stetson Drive, Suite 400, Scottsdale, AZ 85251. Our telephone number is (480) 948-9200.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL

Background

We are a blank check company incorporated in Delaware on August 27, 2020. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company is an emerging growth company and, as such, the Company is subject to all of the risks associated with emerging growth companies.

On December 15, 2020, the Company consummated its IPO of its units, with each unit consisting of one share of Class A Common Stock and one-half of one redeemable warrant to purchase one share of Class A Common Stock, which included the full exercise by the underwriters of their over-allotment option in the amount of 5,400,000 units. Simultaneously with the closing of the IPO, the Company completed the private sale of 10,280,000 private placement warrants at a purchase price of $1.00 per private placement warrant to the Sponsor, generating gross proceeds to us of $10,280,000. Following the closing of the IPO, a total of $414,000,000 ($10.00 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was placed in the Trust Account, with Continental acting as trustee.

Reasons for the Extension Proposal

The Charter provides that we have until December 15, 2022, to complete an initial Business Combination. The Board has determined that there may not be sufficient time before December 15, 2022, to hold a special meeting to obtain stockholder approval of and consummate a Business Combination. Accordingly, the Board believes that in order to be able to successfully complete a Business Combination, it is appropriate to continue the Company’s existence until the Extended Date. The Board believes that an initial Business Combination is in the best interests of the Company and our stockholders. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial Business Combination to the Extended Date.

If the Extension Proposal is not approved and we do not consummate an initial Business Combination by December 15, 2022, the Charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Offering Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by December 15, 2022 or, if the Extension Proposal is approved, the Extension Date.

We believe that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial Business Combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial Business Combination, and our belief that the Business Combination is in the best interest of the Company and our stockholders, the Extension is warranted.

The sole purpose of the Extension Proposal is to provide the Company with additional time to complete an initial business combination, which the Board believes is in the best interests of the Company and our stockholders. A copy of the proposed amendment to the Charter is attached to this proxy statement as Annex A.

You are not being asked to vote on an initial Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial Business Combination if and when such transaction is submitted to stockholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial Business Combination is approved and completed or the Company has not consummated an initial Business Combination by the Extended Date. If an initial Business Combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its public shares.

If the Extension Proposal Is Not Approved

If the Extension Proposal is not approved and we do not consummate an initial Business Combination by December 15, 2022, the Charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Offering Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by December 15, 2022 or, if the Extension Proposal is approved, the Extension Date.

The Sponsor and the Company’s Initial Stockholders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Common Stock held by it or them, as applicable, if the Company fails to complete an initial Business Combination by December 15, 2022, or, if the Extension Proposal is approved, the Extension Date, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Common Stock they hold if the Company fails to complete its initial Business Combination by the applicable deadline. The Company will pay the costs of liquidation from $100,000 of interest from the Trust Account and its remaining assets outside of the Trust Account.

If the Extension Proposal Is Approved

If the Extension Proposal is approved, the Company will file an amendment to the Charter with the State of Delaware in the form of Annex A hereto to extend the time it has to complete an initial Business Combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, Class A Common Stock and public warrants will remain publicly traded. The Company will then continue to work to consummate its initial Business Combination by the Extended Date.

If the Extension Proposal is approved, and the Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any stockholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $414,605,574 that was in the Trust Account as of June 30, 2022. We will not proceed with the Extension if the number of redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal, as provided in the Charter.

If the Extension is approved, the Sponsor will continue to be entitled to receive payments from the Company of $10,000 per month for office space, secretarial and administrative services until the earlier of the Company’s consummation of an initial Business Combination and the Company’s liquidation pursuant to the Administrative Services Agreement, but the Sponsor has waived its right to receive such payments.

Redemption Rights

If the Extension Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their Offering Shares in connection with the Extension will retain the right to redeem their Offering Shares in connection with any stockholder vote to approve a proposed initial Business Combination, or if the Company has not consummated an initial Business Combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING AND DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT PRIOR TO 5:00 P.M., EASTERN TIME, ON [___], 2022 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.

Pursuant to the Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(a)     (i) hold public shares or (ii) hold public shares as part of units and elect to separate such units into the underlying public shares and warrants prior to exercising your redemption rights with respect to the public shares; and

(b)    prior to 5:00 p.m., Eastern time, on [___], 2022 (two business days prior to the vote at the special meeting or any adjournment thereof), (i) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (ii) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus may be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Proposal will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension is not approved, these shares will not be redeemed in connection with the Extension and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension will not be approved. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding Offering Shares. Based upon the amount held in the Trust Account as of June 30, 2022, which was $414,605,574, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.01 at the time of the special meeting. The closing price of a share of Class A Common Stock on [___], 2022 was $[___]. The Company cannot assure stockholders that they will be able to sell their Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Class A Common Stock for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC prior to the vote on the Extension Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights

The following discussion summarizes certain U.S. federal income tax considerations generally applicable to holders of Class A Common Stock that elect to have their Class A Common Stock redeemed for cash if the Extension is completed. This discussion applies only to shares of Class A Common Stock that are held as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

•        the Sponsor or our directors and officers;

•        banks, financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that that are subject to the mark-to-market method of accounting;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•        persons that acquired Class A Common Stock pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•        persons that hold Class A Common Stock as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•        persons whose functional currency is not the U.S. dollar;

•        partnerships (or entities or arrangements classified as partnerships or other pass-through entities for U.S. federal tax purposes) and any investors in such entities or arrangements;

•        controlled foreign corporations; and

•        passive foreign investment companies.

If a partnership (or other entity or arrangement classified as a partnership or other pass-through entity for U.S. federal tax purposes) holds Class A Common Stock, the U.S. federal income tax treatment of a partner, member or other beneficial owner in such partnership or other pass-through entity generally will depend on the status of the partner, member or other beneficial owner and the activities of the partnership or other pass-through entity. If you are a partner, member or other beneficial owner of a partnership or other pass-through entity holding Class A Common Stock, you are urged to consult your own tax advisor regarding the tax consequences of the exercise of redemption rights with respect to Class A Common Stock held by such partnership or other pass-through entity.

The discussion below is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof, and such provisions may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, which may result in U.S. federal income tax consequences different from those discussed below. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws (such as the alternative minimum tax, the Medicare tax on investment income, or gift or estate tax laws) or state, local, or non-U.S. tax laws.

We have not sought, and do not expect to seek, a ruling from the United States Internal Revenue Service (“IRS”) as to any United States federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXERCISE OF REDEMPTION RIGHTS WITH RESPECT TO THE CLASS A COMMON STOCK. EACH INVESTOR IN OUR CLASS A COMMON STOCK IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH INVESTOR OF THE EXERCISE OF REDEMPTION RIGHTS WITH RESPECT TO THEIR CLASS A COMMON STOCK, INCLUDING THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL NON-INCOME, STATE, LOCAL, AND NON-U.S. TAX LAWS.

Redemption of Class A Common Stock

The U.S. federal income tax consequences to a holder that exercises its redemption rights with respect to its Class A Common Stock pursuant to the redemption provisions described in this proxy statement will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of Class A Common Stock, a U.S. Holder (as defined below) will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock”, and a Non-U.S. Holder (as defined below) will be treated as described below under the section entitled “— Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” If the redemption does not qualify as a sale of Class A Common Stock, a holder will be treated as receiving a distribution with the tax consequences to a U.S. Holder described below under the section entitled “— U.S. Holders — Taxation of Distributions”, and the tax consequences to a Non-U.S. Holder described below under the section entitled “— Non-U.S. Holders — Taxation of Distributions.”

The redemption of Class A Common Stock will generally qualify as a sale of the Class A Common Stock that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming holder, (ii) results in a “complete termination” of such holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such holder. For purposes of such tests, a holder takes into account not only shares of Class A Common Stock actually owned by such holder, but also shares of our stock that are constructively owned by such holder under certain attribution rules set forth in the Code. A redeeming holder may constructively own, in addition to Class A Common Stock owned directly, shares of our stock that are owned by certain related individuals and entities in which such holder has an interest or that have an interest in such holder, as well as any shares of our stock such holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of shares of Class A Common Stock will generally be “substantially disproportionate” with respect to a redeeming holder if, among other requirements, the percentage of our outstanding voting shares that such holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of our outstanding voting shares that such holder actually or constructively owned immediately before the redemption. There will be a complete termination of a holder’s interest if either (i) all of our shares actually or constructively owned by such holder are redeemed or (ii) all of our shares actually owned by such holder are redeemed and such holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of our shares owned by certain family members and such holder does not constructively own any other of our shares. The redemption of Class A Common Stock will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of such holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in such holder’s proportionate interest will depend on the particular facts and circumstances. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest in a publicly held corporation of a small minority shareholder who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Class A Common Stock will be treated as a distribution to the redeeming holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— U.S. Holders — Taxation of Distributions”, and the tax effects to such Non-U.S. Holder will be as described below under the section entitled “— Non-U.S. Holders — Taxation of Distributions.” After the application of those rules, any remaining tax basis of the holder in the redeemed Class A Common Stock will be added to such holder’s adjusted tax basis in its remaining Class A Common Stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other shares of our stock constructively owned by it.

Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of Class A Common Stock who or that is, for U.S. federal income tax purposes:

•        an individual citizen or resident of the United States,

•        a corporation (or other entity or arrangement that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

•        an estate whose income is subject to U.S. federal income tax regardless of its source, or

•        a trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Taxation of Distributions.

If the redemption of a U.S. Holder’s Class A Common Stock is treated as a distribution, as discussed above under the section entitled “— Redemption of Class A Common Stock”, such distribution will generally be treated a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Common Stock and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.”

Dividends received by a U.S. Holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends received by a non-corporate U.S. Holder will generally constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains. It is unclear whether the redemption rights with respect to the Class A Common Stock may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.

If the redemption of a U.S. Holder’s Class A Common Stock is treated as a sale or other taxable disposition, as discussed above under the section entitled “— Redemption of Class A Common Stock”, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the U.S. Holder’s amount realized (generally, the amount of cash and the fair market value of any property received in such disposition) and (ii) the U.S. Holder’s adjusted tax basis in the Class A Common Stock redeemed.

Long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the Class A Common Stock exceeds one year. However, it is unclear whether the redemption rights with respect to the Class A Common Stock may suspend the running of the applicable holding period of the Class A Common Stock for this purpose. If the running of the holding period for the Class A Common Stock is suspended, then non-corporate U.S. Holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment, in which case any gain on a sale or other taxable disposition of the Class A Common Stock would be subject to short-term capital gain treatment and would be taxed at ordinary income tax rates. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Class A Common Stock (shares of Class A Common Stock purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of Class A Common Stock (other than a partnership) that is not a U.S. Holder.

Taxation of Distributions.

If the redemption of a Non-U.S. Holder’s Class A Common Stock is treated as a distribution, as discussed above under the section entitled “— Redemption of Class A Common Stock”, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such distribution will constitute a dividend for U.S. federal income tax purposes and, provided such dividend is not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its Class A Common Stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A Common Stock, which will be treated as described below under the section entitled “— Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.”

The withholding tax described above does not apply to a dividend paid to a Non-U.S. Holder who provides an IRS Form W-8ECI, certifying that such dividend is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividend will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. Holder, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower applicable treaty rate).

Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.

If the redemption of a Non-U.S. Holder’s Class A Common Stock is treated as a sale or other taxable disposition as discussed above under the section entitled “— Redemption of Class A Common Stock”, subject to the discussions of FATCA and backup withholding below, a Non-U.S. Holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale, taxable exchange or other taxable disposition of our Class A Common Stock, unless:

•        such Non-U.S. Holder is an individual who was present in the United States for 183 days or more in the taxable year of such disposition (as such days are calculated pursuant to the Code) and certain other requirements are met;

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder); or

•        the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A Common Stock, and, in the case where shares of Class A Common Stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the Class A Common Stock.

If the first bullet point applies to a Non-U.S. Holder, such holder generally will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a tax rate of 30% (or a lower tax treaty rate).

Unless an applicable treaty provides otherwise, gain described in the second bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. Holder. In the event the Non-U.S. Holder is a corporation for U.S. federal income tax purposes, such gain may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate).

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder on the sale, exchange or other taxable disposition of Class A Common Stock will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless our Class A Common Stock is regularly traded on an established securities market, a buyer of our Class A Common Stock (including the Company with respect to a redemption of Class A Common Stock) may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such disposition. There can be no assurance that our Class A Common Stock will be treated as regularly traded on an established securities market. We believe that we are not and have not been at any time since our formation a United States real property holding company and we do not expect to be a United States real property holding corporation immediately after the Extension is completed.

FATCA Withholding Taxes.

Provisions commonly referred to as “FATCA” impose withholding of 30% on payments of dividends (including constructive dividends received pursuant to a redemption of stock) on our Class A Common Stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN or W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on a redemption of Class A Common Stock.

Information Reporting and Backup Withholding

In general, information reporting requirements may apply to the redemption of our Class A Common Stock. Backup withholding may apply to cash payments received in a redemption if, in the case of a U.S. Holder, such holder fails to provide a taxpayer identification number or certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn), or, in the case of a Non-U.S. Holder, if such holder fails to provide an IRS Form W-8BEN (or other applicable IRS Form W-8), signed under penalties of perjury, attesting to such Non-U.S. Holder’s status as non-U.S. person. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a credit against a holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding Class A Common Stock and Class B Common Stock, voting together as a single class, is required to approve the Extension. If the Extension Proposal is not approved and we do not consummate an initial Business Combination by December 15, 2022, the Charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Offering Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by December 15, 2022 or, if the Extension Proposal is approved, the Extension Date.

The Sponsor and all of the Company’s directors and officers are expected to vote all Common Stock owned by them in favor of the Extensions. On the Record Date, the Sponsor and all of the Company’s directors and officers beneficially owned and were entitled to vote an aggregate of 10,350,000 shares of Class B Common Stock. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the holders of Class B Common Stock and their respective ownership thereof.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers or advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the special meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Offering Shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers or advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.00 per share, based on the amounts held in the Trust Account as of June 30, 2022); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

Subject to the immediately preceding paragraph, the Sponsor or the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. None of the funds held in the Trust Account will be used to purchase public shares or warrants in such transactions. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the proposals. Additionally, at any time at or prior to the special meeting, subject to applicable securities laws (including with respect to material non-public information) the Sponsor or the Company’s directors, officers or advisors, or any of their respective affiliates, may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the proposals or not redeem their Offering Shares. The Sponsor and the Company’s directors, officers, advisors or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Extension Proposal is not approved and we do not consummate an initial Business Combination by December 15, 2022, the 10,350,000 shares of Class B Common Stock held by the Sponsor and certain of our directors will be worthless (as the Sponsor and such directors have waived liquidation rights with respect to such shares), as will the 10,280,000 Private Placement Warrants held by the Sponsor;

•        In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

•        All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial Business Combination and, if the Extension Proposal is not approved and no initial Business Combination is completed by December 15, 2022, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        All of the current officers and directors are expected to continue to serve in their roles at least through the date of the special meeting and may continue to serve following any potential initial Business Combination and receive compensation thereafter;

•        The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial Business Combination and, if the Extension Proposal is not approved and we do not consummate an initial Business Combination by December 15, 2022, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses; and

•        On September 30, 2021, the Company issued an unsecured promissory note to the Sponsor for an aggregate amount of up to $2,500,000 in working capital loans (the “Promissory Note”). The Promissory Note is non-interest bearing and is due and payable in full on the earlier of (i) December 15, 2022 and (ii) the effective date of a Business Combination. As of June 30, 2022, there was $1,262,500 outstanding under the Promissory Note. If the Extension Proposal is not approved and we do not consummate an initial Business Combination by December 15, 2022, there will not be sufficient assets to repay the Promissory Note and it will be worthless. If the Extension Proposal is approved, the Company and the Sponsor intend to extend the payment date of the Promissory Note to the earlier of (i) the Extended Date and (ii) the effective date of a Business Combination.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Extension Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION
PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD
REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal. The Adjournment Proposal will only be presented at the special meeting if, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the special meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy at the special meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or in person (including virtually) at the special meeting or an abstention will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, our Board will approve and declare advisable adoption of the Adjournment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT, IF PRESENTED, YOU VOTE “FOR”
THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to us as of [___], 2022, with respect to our Common Stock held by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 51,750,000 Common Stock outstanding as of [___], 2022, including 41,400,000 Class A Common Stock and 10,350,000 Class B Common Stock. Voting power represents the combined voting power of Common Stock owned beneficially by such person. On all matters to be voted upon, the holders of the Common Stock vote together as a single class. The table below does not include any Common Stock underlying our outstanding warrants because such securities are not exercisable within 60 days of [___], 2022.

	Class A Common Stock		Class B Common Stock
	Beneficially Owned	Approximate Percentage of Issued and Outstanding Class A Common Stock	Beneficially Owned	Approximate Percentage of Issued and Outstanding Class B Common Stock
Name and Address of Beneficial Owner(1)
Health Connect Acquisitions Holdings LLC(2)(3)	—	—	10,350,000	100.0%
Richard T. Burke(2)(3)	—	—	10,350,000	100.0%
Isaac Applbaum(2)(3)	—	—	10,350,000	100.0%
Ryan Burke(2)(3)	—	—	10,350,000	100.0%
Steven Schwartz	—	—	—	—
Jeffrey A. Leerink	—	—	—	—
Lee Shapiro	—	—	—	—
Mark A. Thierer	—	—	—	—
Natasha Deckmann(4)	3,850	*	—	—
All executive officers and directors as a group (8 individuals)	—	—	10,350,000	100.0%
Aristeia Capital, L.L.C.(5)	2,113,000	5.1%	—	—
Citadel Advisors LLC, Citadel Advisors Holdings LP, Citadel GP LLC and Kenneth Griffin(6)	2,194,564	5.3%	—	—

____________

*        Less than one percent

(1)      Unless otherwise noted, the business address of each of our stockholders listed is 7114 East Stetson Drive, Suite 400, Scottsdale, AZ 85251.

(2)      Interests shown consist solely of “Founder Shares”, classified as shares of Class B common stock. Such shares will automatically convert into shares of Class A common stock at the time of our initial business combination on a one-for-one basis, subject to adjustment, as described elsewhere herein.

(3)      Health Connect Acquisitions Holdings LLC is the record holder of the shares reported herein. Each of Messrs. Applbaum, Richard T. Burke and Ryan Burke are the managers of Health Connect Acquisitions Holdings LLC. Any action by our sponsor with respect to our company or the founder shares, including voting and dispositive decisions, requires a majority vote of the managers. No individual manager exercises voting or dispositive control over any of the securities held by our sponsor, even those in which he directly owns a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such securities.

(4)      Natasha Deckmann purchased 3,850 units of the Company at the time of the IPO, and prior to being appointed as a director.

(5)      According to a Schedule 13G/A filed on February 14, 2022, Aristeia Capital, L.L.C., a Delaware limited liability company, is the investment manager of, and has voting and investment control with respect to the 2,113,000 shares of Class A common stock held by, one or more private investment funds. The business address for this stockholder is One Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

(6)      According to a Schedule 13G/A filed on February 14, 2022, Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”), Citadel Securities LLC (“Citadel Securities”), Citadel Securities Group LP (“CALC4”), Citadel Securities GP LLC (“CSGP”) and Mr. Kenneth Griffin may be deemed to have shared voting and dispositive power with respect to the 2,194,564 shares of Class A common stock held by Citadel Multi-Strategy Equities Master Fund Ltd., a Cayman Islands company (“CM”), and Citadel Securities. Such owned shares of Class A common stock may include other instruments exercisable for or convertible into shares of Class A common stock. Mr. Griffin is also deemed to be the beneficial owner of 16,480 shares reported by Citadel Securities. Citadel Advisors is the portfolio manager for CM. CAH is the sole member of Citadel Advisors. CGP is the general partner of CAH. CALC4 is the non-member manager of Citadel Securities. CSGP is the general partner of CALC4. Mr. Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP and CSGP. Each of Citadel Advisors, CGP, Citadel Securities and CSGP is organized as a limited liability company under the laws of the State of Delaware. Each of CALC4 and CAH is organized as a limited partnership under the laws of the State of Delaware. Mr. Griffin is a U.S. citizen. The business address for this stockholder is 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois 60603.

Our Initial Stockholders beneficially own 20.0% of our issued and outstanding Common Stock and have the right to elect all of our directors prior to our initial Business Combination as a result of holding all of the Class B Common Stock. In addition, because of its ownership block, our Sponsor may be able to effectively influence the outcome of all other matters requiring approval by our stockholders, including amendments to our Charter and approval of significant corporate transactions.

OTHER MATTERS

Delivery Of Documents To Stockholders

For stockholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        if the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 7114 East Stetson Drive, Suite 400, Scottsdale, AZ 85251 or (480) 948-8200, to inform us of their request; or

•        if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the special meeting, you should contact the Company at the following address and telephone number:

Senior Connect Acquisition Corp. I
7114 East Stetson Drive, Suite 400,
Scottsdale, AZ 85251
(480) 948-8200

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: SNRH.info@investor.morrowsodali.com

If you are a stockholder of the Company and would like to request documents, please do so by [___], 2022 (one week prior to the special meeting), in order to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

* * *

The Board does not know of any other matters to be presented at the special meeting. If any additional matters are properly presented at the special meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the special meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

              [___], 2022

ANNEX A

FORM OF AMENDMENT TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF

SENIOR CONNECT ACQUISITION CORP. I

Senior Connect Acquisition Corp. I, a corporation organized and existing under the by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1. The name of the Corporation is “Senior Connect Acquisition Corp. I”, as amended from the original entity name of “Health Connect Acquisitions Corp. I” in a certificate of amendment to certificate of incorporation filed with the Secretary of State of Delaware on November 16, 2020. The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on August 27, 2020 (the “Original Certificate”).

2. This Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”), which both restates and amends the provisions of the Original Certificate, was duly adopted in accordance with Sections 228, 242 and 245 of the DGCL.

3. The Board of Directors of the corporation has duly adopted resolutions setting forth proposed amendments to the Certificate of Incorporation of the corporation (as amended and restated prior to the date hereof), declaring said amendment to be advisable and in the best interests of the corporation and its stockholders and authorizing the appropriate officers of the corporation to solicit the consent of the stockholders therefor, which resolutions setting forth the proposed amendment are substantially as follows:

RESOLVED, that Section 9.1(b) of Article IX of the Amended and Restated Certificate of Incorporation of the corporation is amended and restated to read in its entirety as follows:

“Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 24, 2020, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 36 months from the closing of the Offering and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.””

4. That thereafter, said amendment was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the DGCL.

In Witness Whereof, the corporation has caused this Certificate of Amendment to be signed this [___] day of [___], 2022.

Annex A-1